UACSC 98-C
                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 10/31/98



                                                                      UACSC 98-C


PRINCIPAL BALANCE RECONCILIATION                         D O L L A R S
                                                CLASS A-1        CLASS A-2          CLASS A-3            CLASS A-4
                                              -------------    --------------    -------------          -------------
Original Principal Balance                    49,800,000.00    110,900,000.00    74,675,000.00          72,575,000.00
Beginning Period Principal Balance            38,284,275.59    110,900,000.00    74,675,000.00          72,575,000.00
Principal Collections - Scheduled Payments     4,502,642.39              0.00             0.00                   0.00
Principal Collections - Payoffs                5,713,436.04              0.00             0.00                   0.00
Principal Withdrawal from Payahead                22,724.24              0.00             0.00                   0.00
Gross Principal Charge Offs                       65,237.77              0.00             0.00                   0.00
Repurchases                                        2,857.67              0.00             0.00                   0.00
                                              -------------    --------------    -------------          -------------
Ending Balance                                27,977,377.48    110,900,000.00    74,675,000.00          72,575,000.00
                                              =============    ==============    =============          =============


Certificate Factor                                0.5617947         1.0000000        1.0000000              1.0000000
Pass Through Rate                                    5.5269%           5.4400%          5.4100%                 5.520%


PRINCIPAL BALANCE RECONCILIATION                                                           NUMBERS
                                                    CLASS A-5        TOTAL CLASS A's
                                                  -------------     --------------          ------
Original Principal Balance                        43,429,110.20     351,379,110.20          25,235
Beginning Period Principal Balance                43,429,110.20     339,863,385.79          24,640
Principal Collections - Scheduled Payments                 0.00       4,502,642.39
Principal Collections - Payoffs                            0.00       5,713,436.04             469
Principal Withdrawal from Payahead                         0.00          22,724.24
Gross Principal Charge Offs                                0.00          65,237.77               6
Repurchases                                                0.00           2,857.67               1
                                                  -------------     --------------          ------
Ending Balance                                    43,429,110.20     329,556,487.68          24,164
                                                  =============     ==============          ======


Certificate Factor                                    1.0000000          0.9378944
Pass Through Rate                                         5.640%            5.4872%

CASH FLOW RECONCILIATION

Principal Wired                                              10,242,687.89
Interest Wired                                                3,462,085.49
Withdrawal from Payahead Account                                 22,724.24
Repurchases (Principal and Interest)                              3,343.12
Charge Off Recoveries                                             7,275.08
Interest Advances                                                56,128.33
Certificate Account Interest Earned                              38,069.75
Spread Account Withdrawal                                             0.00
Class A Policy Draw for Class A Principal or Interest                 0.00
                                                            --------------

Total Cash Flow                                              13,832,313.90
                                                            ==============

TRUSTEE DISTRIBUTION  (11/08/98)

Total Cash Flow                                              13,832,313.90
Unrecovered Advances on Defaulted Receivables                       742.74
Servicing Fee (Due and Unpaid)                                        0.00
Interest to Class A-1 Certificateholders                        182,205.40
Interest to Class A-2 Certificateholders                        502,746.67
Interest to Class A-3 Certificateholders                        336,659.79
Interest to Class A-4 Certificateholders                        333,845.00
Interest to Class A-5 Certificateholders                        204,116.82
Principal to Class A-1 Certificateholders                    10,306,898.11
Principal to Class A-2 Certificateholders                             0.00
Principal to Class A-3 Certificateholders                             0.00
Principal to Class A-4 Certificateholders                             0.00
Principal to Class A-5 Certificateholders                             0.00
Insurance Premium                                                36,892.02
Interest Advance Recoveries from Payments                        11,607.47
Unreimbursed draws on Class A's Policy
   for Class A Principal or  Interest                                 0.00
Deposit to Payahead                                              28,117.04
Certificate Account Interest to Servicer                         38,069.75
Payahead Account Interest to Servicer                                98.96
Excess                                                        1,850,314.13
                                                            --------------

Net Cash                                                              0.00
                                                            ==============

Servicing Fee Retained from Interest Collections                283,219.49

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                      0.00
Beginning Balance                                               548,334.05
Trustee Distribution of Excess                                1,850,314.13
Interest Earned                                                   1,798.73
Spread Account Draws                                                  0.00
Reimbursement for Prior Spread Account Draws                          0.00
Distribution of Funds to Servicer                                     0.00
                                                            --------------
Ending Balance                                                2,400,446.91
                                                            ==============

Required Balance                                              5,270,686.65



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                             16,690,507.73
Beginning Balance                                            15,595,176.77
Reduction Due to Spread Account                              (1,852,112.86)
Reduction Due to Principal Reduction                           (489,577.66)
                                                            --------------
Ending Balance                                               13,253,486.25
                                                            ==============

First Loss Protection Required Amount                        13,253,486.25
First Loss Protection Fee %                                           2.00%
First Loss Protection Fee                                        22,825.45



POLICY  RECONCILIATION


Original Balance                                            351,379,110.20
Beginning Balance                                           340,576,413.41
Draws                                                                 0.00
Reimbursement of Prior Draws                                          0.00
                                                            --------------
Ending Balance                                              340,576,413.41
                                                            ==============

Adjusted Ending Balance Based Upon Required Balance         328,998,833.94
                                                            ==============
Required Balance                                            328,998,833.94


PAYAHEAD RECONCILIATION


Beginning Balance                                                30,170.46
Deposit                                                          28,117.04
Payahead Interest                                                    98.96
Withdrawal                                                       22,724.24
Ending Balance                                                   35,662.22

CURRENT DELINQUENCY
                                            GROSS
# PAYMENTS DELINQUENT       NUMBER         BALANCE       PRINCIPAL    INTEREST
---------------------       ------         -------       ---------    --------
1 Payment                      289      3,523,648.40     42,303.30    46,454.85
2 Payments                      58        728,851.57     18,345.63    18,973.81
3 Payments                       0              0.00          0.00         0.00
                               ---      ------------     ---------    ---------
Total                          347      4,252,499.97     60,648.93    65,428.66
                               ===      ============     =========    =========

Percent Delinquent           1.436%            1.290%




DELINQUENCY RATE (60+)
                                                            RECEIVABLE
                                        END OF PERIOD       DELINQUENCY
      PERIOD          BALANCE           POOL BALANCE           RATE
      ------          -------           ------------           ----
Current             728,851.57         329,556,487.68           0.22%
1st Previous         63,000.01         339,863,385.79           0.02%
2nd Previous              0.00                   0.00           0.00%


NET LOSS RATE

                                                                                                DEFAULTED
                                                      LIQUIDATION         AVERAGE               NET LOSS
      PERIOD                          BALANCE          PROCEEDS         POOL BALANCE           (ANNUALIZED)
      ------                          -------          --------         ------------           ------------
Current                              65,237.77         7,275.08        334,709,936.74              0.21%
1st Previous                         43,909.36           320.81        345,621,248.00              0.15%
2nd Previous                              0.00             0.00                  0.00              0.00%

Gross Cumulative Charge Offs        109,147.13                  Net Cumulative Loss
                                                                Percentage                         0.03%
Gross Liquidation Proceeds            6,981.61
Number of Repossessions                      5
Number of Inventoried Autos EOM              4


EXCESS YIELD TRIGGER
                                                           EXCESS YIELD
                  EXCESS             END OF PERIOD          PERCENTAGE
      PERIOD       YIELD             POOL BALANCE          (ANNUALIZED)
      ------       -----             ------------          ------------
Current        1,890,880.34         329,556,487.68             6.89%
1st Previous     578,504.51         339,863,385.79             2.04%
2nd Previous           0.00                   0.00             0.00%


                                                  CURRENT
                                                   LEVEL      TRIGGER    STATUS
                                                   -----      -------    ------
Six Month Average Excess Yield                      N/A        1.50%       N/A

Trigger Hit in Current or any Previous Month                               NO



DATE:11/5/98                   /s/ NANCY MELTABARGER
                               ---------------------
                               NANCY MELTABARGER
                               FINANCE OFFICER